UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 12, 2009

Date of earliest event reported: January 12, 2009

Warner Chilcott Limited

(Exact name of registrant as specified in its charter)

Bermuda	1 – 33039	98-0496358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Gibbons Building, 10 Queen Street, Suite 109 – 1st Floor

Hamilton HM11, Bermuda

(Address of principal executive offices, including zip code)

(441) 292-0068

(Registrant’s telephone number, including area code)

Channel House, Suite 3-105, Longfield Road, Southside,

St. David’s, Bermuda

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 12, 2009, Warner Chilcott Limited (“Warner Chilcott”) and Watson Pharmaceuticals, Inc. (“Watson”) announced that they have entered into Settlement and License Agreements to resolve pending patent litigation related to Warner Chilcott’s oral contraceptive products, Loestrin® 24 and Femcon® Fe. Separately, Warner Chilcott and Watson have entered into a Co-Promotion Agreement relating to Warner Chilcott’s Femring® product and License and Supply Agreements relating to a Warner Chilcott development-stage oral contraceptive product. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued January 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT LIMITED

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: January 12, 2009